Prospectus Supplement

John Hancock Funds II

Floating Rate Income Fund (the fund)

Supplement dated January 31, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective January 31, 2025 (the Effective Date), Dan Shugrue is added as a portfolio manager of the fund. As of the Effective Date, Grayson Allison, Andrew Carlino, Kim Harris, and Nate Whittier will continue as portfolio managers of the fund, and together with Dan Shugrue will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section for the fund:

Dan Shugrue

Partner and Portfolio Manager

Managed the fund since 2025

In addition, as of December 31, 2025, Andrew Carlino and Kim Harris will no longer serve as portfolio managers for the fund. Accordingly, all references to Mr. Carlino and Ms. Harris will be removed from the Summary Prospectus as of December 31, 2025.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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